UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2014

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

Under this Item 7.01 of Form 8-K, Ivanhoe Energy Inc. (“Ivanhoe Energy” or the “Company) is furnishing a copy of its Management Proxy Circular dated as of March 19, 2014 which was publicly filed in Canada on www.sedar.com on March 20, 2014.  The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section.

The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit No.	Description

99.1
Management Proxy Circular dated as of March 19, 2014, including Notice of Meeting, Form of Proxy, Notice and Access form, and Supplemental Mail Return Cards, with respect to the April 28, 2014 Annual General Meeting of Shareholders of Ivanhoe Energy Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  March 20, 2014

IVANHOE ENERGY INC.
By:	/s/ Mary Vincelli
Name: Mary Vincelli Title: Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1
Management Proxy Circular dated as of March 19, 2014, including Notice of Meeting, Form of Proxy, Notice and Access form, and Supplemental Mail Return Cards, with respect to the April 28, 2014 Annual General Meeting of Shareholders of Ivanhoe Energy Inc.